                                   EXHIBIT 99

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of USG Corporation, a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

      The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.





February 27, 2003                           /s/ William C. Foote
                                            ------------------------------------
                                            William C. Foote
                                            Chairman, Chief Executive Officer
                                            and President



February 27, 2003                           /s/ Richard H. Fleming
                                            ------------------------------------
                                            Richard H. Fleming
                                            Executive Vice President and
                                            Chief Financial Officer




                                       99